INVESCO INTERNATIONAL FUNDS, INC.
                              INVESCO European Fund
                      INVESCO International Blue Chip Fund
                           INVESCO Pacific Basin Fund

                  Supplement to Prospectus Dated March 1, 1999

The section of the Funds' Prospectus  entitled "Fees And Expenses" is amended to
(1) delete the table following the heading "Shareholder Fees Paid Directly From Your Account" and (2) substitute the following in its place:

         Maximum Sales Charge (Load) Imposed on Purchases
           (as a percentage of offering price)                    None
         Maximum Deferred Sales Charge (Load)                     None
         Maximum Sales Charge (Load) Imposed on Reinvested
           Dividends and Other Distributions                      None
         Redemption Fee (as a percentage of amount redeemed)      2.00%*
         Exchange Fee                                             2.00%*
         Maximum Account Fee                                      None

In addition, the section of the Funds' Prospectus entitled "Fees And Expenses" is amended to (1) delete the last footnote and (2) substitute the following in its place:

      * A 2% fee shall be imposed on redemptions or exchanges of shares that you have held three months or less.

The section of the Funds' Prospectus  entitled "How to Buy Shares" is amended to
(1) delete the second sentence of the first paragraph and (2) substitute the following in its place:

      There is no charge to invest directly through INVESCO. However, upon an exchange of shares held three months or less (other than shares acquired through reinvestment of dividends or other distributions), a fee of 2% of the current net asset value of the shares being exchanged will be assessed and retained by the Funds for the benefit of the remaining shareholders.

The section of the Funds' Prospectus  entitled "How to Buy Shares" is amended to
(1) delete the ninth paragraph (entitled "Redemption Fee") and (2) substitute the following in its place:

      If you exchange shares of these Funds after holding them three months or less (other than shares acquired through reinvestment of dividends or other distributions), a fee of 2% of the current net asset value of the shares being exchanged will be assessed and retained by the Funds for the benefit of the remaining shareholders. This fee is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by early redemption, and to facilitate portfolio management. The fee is currently waived for institutional, qualified retirement plan and

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      other  shareholders  investing  through omnibus  accounts,  due to certain economies associated with these accounts. However, the Funds reserve the right to impose redemption fees on shares held by such shareholders at any time if warranted by the Funds' future cost of processing redemptions. The redemption fee may be modified or discontinued at any time or from time to time. This fee is not a deferred sales charge, is not a commission paid to INVESCO, and does not benefit INVESCO in any way. The fee applies to redemptions from the Funds and exchanges into any of the other no-load mutual funds which are also advised by INVESCO and distributed by IDI. The Funds will use the "first-in, first-out" method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If your holding period is less than three months, the redemption/exchange fee will be assessed on the current net asset value of those shares.

The section of the Funds' Prospectus entitled "How To Sell Shares" is amended to
(1) delete the seventh paragraph (entitled "Redemption Fee") and (2) substitute the following in its place:

      If you exchange or redeem shares of these Funds after holding them three months or less (other than shares acquired through reinvestment of dividends or other distributions), a fee of 2% of the current net asset value of the shares being exchanged or redeemed will be assessed and retained by the Funds for the benefit of the remaining shareholders. This fee is intended to encourage long-term investment in the Funds, to avoid transaction and other expenses caused by early redemptions, and to facilitate portfolio management. The fee is currently waived for institutional, qualified retirement plan and other shareholders investing through omnibus accounts, due to certain economies associated with these accounts. However, the Funds reserve the right to impose redemption fees on shares held by such shareholders at any time if warranted by the Funds' future cost of processing redemptions. The redemption fee may be modified or discontinued at any time or from time to time. This fee is not a deferred sales charge, is not a commission paid to INVESCO, and does not benefit INVESCO in any way. The fee applies to redemptions from the Funds and exchanges into any of the other no-load mutual funds which are also advised by INVESCO and distributed by IDI. The Funds will use the "first-in, first-out" method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If your holding period is less than three months, the redemption/exchange fee will be assessed on the current net asset value of those shares.

This Supplement supersedes the Supplement dated April 22, 1999.

The date of this Supplement is September 13, 1999.